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                                                                  Exhibit 23.2


                       [Letterhead of Arthur Andersen LLP]





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference into this registration statement of our report dated February 8, 1999 included in TeleTech Holdings, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement on Form S-8.



                             /s/ ARTHUR ANDERSEN LLP


Denver, Colorado
July 7, 1999